INTL FCStone to Consolidate U.S. Subsidiaries

NEW YORK, July 1, 2015 -- INTL FCStone Inc. (Nasdaq:INTL), a leader in the development of specialized financial services in commodities, securities, global payments, foreign exchange and other markets, is announcing the completion of a merger of three of its regulated U.S. subsidiaries into INTL FCStone Securities Inc. as of July 1st. The combined firm will be known as INTL FCStone Financial Inc. and is registered as both a broker-dealer and a futures commission merchant.

Sean O’Connor, CEO of INTL FCStone Inc., said, “The merger will establish a larger and more efficient capital base, and will allow us to offer all of our clients a broader scope of products in a more streamlined manner. This move will benefit both our growing base of clients as well as drive capital and operational efficiencies for our shareholders.”

INTL FCStone Securities Inc., a member of FINRA/SIPC/MSRB, in its role as a broker/dealer delivers speed, accuracy and execution quality to its customers in illiquid and complex markets, providing our global clients with access to the U.S., Canadian, Latin American, European, and Asian markets. Additionally, via its investment banking business, it provides access to equity and debt capital as well as participating in mergers and acquisitions, restructuring and recapitalizations and valuation and opinions.

FCStone, LLC, a U.S.-based futures commission merchant and clearing member of all major U.S. commodity exchanges, offers its customers a comprehensive array of products and services, including exchange execution and clearing services; risk management consulting; managed futures; facility management; CommodityNetwork and market intelligence.

INTL FCStone Partners L.P., formerly known as G.X. Clarke & Co., a member of FINRA, is an institutional dealer in U.S. government securities, federal agency and mortgage-backed securities, providing expertise in all aspects of the U.S. rates market.

FCC Investments, Inc., a member of FINRA/SIPC, has traditionally supported FCStone, LLC by providing access to FCStone’s customers to a limited selection of investment products for their excess funds.

About INTL FCStone Inc.
INTL FCStone Inc., including its subsidiaries, is a leader in the development of specialized financial services in commodities, securities, global payments, foreign exchange and other markets. Our revenues are derived primarily from financial products and advisory services that fulfill our clients' real needs and provide bottom-line benefits to their businesses. We create added value for our clients by providing access to global financial markets using our industry and financial expertise, deep partner and network relationships, insight and guidance, and integrity and transparency. Our client-first approach engenders trust, and has enabled us to establish leadership positions in a number of complex fields in financial markets around the world.

Further information on INTL is available at www.intlfcstone.com.

Forward Looking Statements
This press release includes forward-looking statements including statements regarding the combined company. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words "believe," "expect," "anticipate," "should," "plan," "will," "may," "could," "intend," "estimate," "predict," "potential," "continue" or the negative of these terms and similar expressions, as they relate to INTL FCStone Inc., are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by INTL FCStone Inc. with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. INTL FCStone Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

Contact
INTL FCStone Inc.
Kent Coughlin
615-234-2756
kent.coughlin@intlfcstone.com